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                                                                   EXHIBIT 23(a)



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS







As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated February 13, 1998, included in South Trust Corporation's Form 10-K for the year ended December 31, 1997, and to all references to our Firm included in this Registration Statement.



/s/ ARTHUR ANDERSEN LLP



Birmingham, Alabama
April 30, 1998